Victory Funds

Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund

Supplement dated December 9, 2016 to the

Prospectus and Summary Prospectus dated November 1, 2016

Reorganization of Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund into Victory CEMP Commodity Volatility Wtd Index Strategy Fund

At a meeting held on December 7, 2016, the Board of Trustees (the “Board”) of Victory Portfolios II (the “Trust”) approved the reorganization of the Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund (“Commodity Enhanced Fund”), a series of the Trust, into the Victory CEMP Commodity Volatility Wtd Index Strategy Fund (“Commodity Fund”), also a series of the Trust.  Pursuant to an agreement and plan of reorganization approved by the Board, the reorganization will consist of the: (1) transfer of all, or substantially all, of the assets of the Commodity Enhanced Fund to the Commodity Fund in exchange for shares of the Commodity Fund, and the assumption by the Commodity Fund of the liabilities of the Commodity Enhanced Fund; and (2) distribution of shares of the Commodity Fund to the shareholders of the Commodity Enhanced Fund in complete liquidation of the Commodity Enhanced Fund.

In reaching its decision, the Board, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940), requested and evaluated information concerning the reorganization that it viewed as reasonably necessary to determine that the reorganization: (1) is in the best interest of both the Commodity Enhanced Fund and the Commodity Fund (together, the “Funds”); and (2) will not dilute the interests of shareholders of either Fund.  It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

The reorganization does not require shareholder approval. It is expected to occur on or about March 24, 2017 or on such other date as the officers of the Trust determine (“Closing Date”).  No sales charges will be imposed on shareholders as a result of the reorganization.

On the Closing Date, shares of the Commodity Enhanced Fund will be automatically exchanged, on a tax-free basis, for shares of the Commodity Fund.  Commodity Enhanced Fund shareholders who do not wish to own shares of the Commodity Fund may, prior to the Closing Date: (1) redeem their shares; or (2) exchange their shares for shares of another Victory Fund by contacting us at 1-800-539-3863.  Please note that if shares are held in a taxable account, a redemption or exchange will be a taxable event and may result in a gain or loss in connection with that transaction.

Effective December 23, 2016, the Commodity Enhanced Fund is closed to new shareholder accounts.  After that date, the Commodity Enhanced Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

More information about the reorganization and the Commodity Enhanced Fund will be provided in an Information Statement/Prospectus to be mailed to Commodity Enhanced Fund shareholders.

If you wish to obtain more information, please call the Victory Funds at 1-800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.